UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 14, 2008

CONMED HEALTHCARE MANAGEMENT, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27554	42-1297992
(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Parkway Dr.
Suite 400
Hanover, MD 21076
(Address of Principal Executive Offices, including Zip Code)

(301) 609-8460
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.     Other Events.

On July 14, 2008, Conmed Healthcare Management, Inc. (“Conmed”) announced that it has signed an initial contract with Pima County, Arizona, to immediately establish and implement, in coordination with the County and its existing vendor, a transition plan designed to effectuate a seamless transition of medical, dental and behavioral health services at the Pima County Adult Detention Center (PCADC) from the existing vendor to Conmed by August 1, 2008. The transitional contract is valued at approximately $220,000.
During this transitional period, Conmed and Pima County will seek to formalize and finalize their agreement in principle to enter into a multi-year, multi-million dollar contract to cover the full suite of Conmed's healthcare services for PCADC. Under terms of the anticipated contract, Conmed would provide a turn-key inmate medical services platform that includes staffing of physicians, nurses, and administrative personnel, dental services, mental and behavioral health screening services, ancillary services such as laboratory and diagnostic x-ray, as well as pharmacy services. In addition, Conmed would also provide offsite specialist and hospital services, as well as support services. Final contractual terms are currently being negotiated.

Item 9.01.    Exhibits.

(c) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report:

99.1	Press release dated July 14, 2008

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control), including, without limitation, the Company’s ability to increase prices and revenue and continue to obtain contract renewals and extensions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

Date: July 18, 2008	By:	/s/ Thomas W. Fry
Thomas W. Fry Chief Financial Officer